UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): April 7, 2006

NEUROBIOLOGICAL TECHNOLOGIES, INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	000-23280	94-3049219
(State of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

2000 Powell Street, Suite 800, Emeryville, CA	94608
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (510) 595-6000

NOT APPLICABLE

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	Entry into a Material Definitive Agreement.

On April 7, 2006, Neurobiological Technologies, Inc. (the “Company”) entered into an agreement with Miller Tanner Associates, LLC (“Miller Tanner”), pursuant to which Miller Tanner will provide the Company with certain consulting services relating to the initiation of international clinical trials for the Company’s Viprinex drug candidate for the treatment of acute ischemic stroke. The Company will be obligated to make payments to Miller Tanner of up to $770,000 over the term of the agreement, which is expected to continue through May 2006.

Item 9.01	Exhibits

Exhibit No.	Description

10.1	Contract, dated April 7, 2006, between Neurobiological Technologies, Inc. and Miller Tanner Associates, LLC

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: April 11, 2006

NEUROBIOLOGICAL TECHNOLOGIES, INC.

By:	/s/ Jonathan R. Wolter
Jonathan R. Wolter Vice President and Chief Financial Officer